This supplement is filed pursuant to Rule 497(e)
                               (File Nos. 333-20689 and 811-5557)


           PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                      PROSPECTUS SUPPLEMENT
                       DATED MARCH 6, 1997


Capitalized terms used herein but not otherwise defined herein have the meanings ascribed to them in the Fund's prospectus, dated
February 25, 1997 (the "Prospectus").

The Fund's Prospectus is hereby supplemented as follows:

On February 28, 1997, the Fund issued 32,655 shares of its Common
Stock pursuant to its Dividend Reinvestment Plan.  As of February
28, 1997, 31,003,422 shares of the Fund's Common Stock were outstanding.

Accordingly, the Fund is issuing to Record Date Shareholders non-transferable rights entitling the holders thereof to subscribe for an aggregate of 10,334,474 shares of the Fund's Common Stock. The Fund may increase the number of shares of Common Stock subject to subscription by up to 25%, or up to an additional 2,583,618 shares of Common Stock, for an aggregate total of 12,918,092 Shares.

Assuming all 10,334,474 Shares are purchased at the Estimated Subscription Price, the total maximum Estimated Subscription Price, Estimated Sales Load and Estimated Proceeds to the Fund will be $38,857,622, $1,457,161 and $37,400,461 (before deduction of offering expenses incurred by the Fund, estimated at $400,000), respectively. If the Fund increases the number of Shares subject to subscription by 25%, the total maximum Estimated Subscription Price, Estimated Sales Load and Estimated Proceeds to the Fund will be $48,572,026, $1,821,451 and $46,750,575 (before deduction of offering expenses incurred by the Fund, estimated at $400,000), respectively.

As a result of the Fund issuing additional shares pursuant to its Dividend Reinvestment Plan, the Estimated Proceeds to the Fund increased by $39,392 ($49,241 if the Fund increases the number of shares subject to subscription by 25%). Neither the dilution experienced by shareholders as a result of the Offer nor the annual operating expenses estimated in the Fee Table on page 12 of the Prospectus are materially affected by the change in Estimated Proceeds to the Fund.